SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2014

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 2 (this “Form 8-K/A”) amends the Current Report on Form 8-K of Aaron's, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on April 15, 2014 (the “Original Filing”) to include the historical financial statements of Progressive Finance Holdings, LLC (“Progressive”) and the unaudited pro forma combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Progressive as of and for the year ended December 31, 2013 and the related notes to such audited consolidated financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information.
Aaron's, Inc. and Progressive unaudited pro forma combined financial information, comprised of a pro forma combined balance sheet as of December 31, 2013 and a pro forma combined statement of earnings for the year ended December 31, 2013, and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Progressive Finance Holdings, LLC audited consolidated financial statements as of and for the year ended December 31, 2013
99.2	Aaron's, Inc. unaudited pro forma combined financial information as of and for the year ended December 31, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: June 27, 2014		Gilbert L. Danielson Executive Vice President and Chief Financial Officer